SUPPLEMENT DATED JULY 20, 2017 TO THE PROSPECTUS

OF VANECK VECTORS ETF TRUST

Dated May 1, 2017

This Supplement updates certain information contained in the above-dated Prospectus for VanEck Vectors® ETF Trust (the “Trust”) regarding the VanEck Vectors® Brazil Small-Cap ETF, the VanEck Vectors® India Small-Cap Index ETF and the VanEck Vectors® Russia Small-Cap ETF (each a “Fund” and collectively, the “Funds”), each a series of the Trust. You may obtain copies of the Funds’ Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective September 15, 2017, MV Index Solutions GmbH, the Funds’ index provider, will change the frequency of the index rebalancing for its emerging markets small-cap indices, including each Fund’s benchmark index, from quarterly to semi-annually. Such semi-annual rebalancings are scheduled to occur in September and March. Accordingly, effective September 15, 2017, the Funds’ Prospectus is supplemented as follows:

1.	The last paragraph in the “MVIS™ Brazil Small-Cap Index” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Brazil Small-Cap Index is reconstituted and rebalanced semi-annually.

2.	The last paragraph in the “MVIS™ India Small-Cap Index” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

The India Small-Cap Index is reconstituted and rebalanced semi-annually.

3.	The last paragraph in the “MVIS™ Russia Small-Cap Index” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Russia Small-Cap Index is reconstituted and rebalanced semi-annually.

Please retain this supplement for future reference.